MENTOR INSTITUTIONAL TRUST
                    MENTOR PERPETUAL INTERNATIONAL PORTFOLIO

                                   SUPPLEMENT
           TO PROSPECTUSES FOR INSTITUTIONAL CLASS AND CLASS E SHARES
            DATED NOVEMBER 1, 1996 AND TO PROSPECTUS FOR CLASS A AND
                        B SHARES DATED NOVEMBER 1, 1996,
                             AS AMENDED MAY 1, 1997

Mentor Investment Group, LLC, the Portfolio's administrator ("Mentor"), has informed the Trust that Wheat First Butcher Singer, Inc., Mentor's parent company, will be acquired by First Union Corp. ("First Union"), in a transaction expected to occur as early as December of this year. First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Perpetual Advisors, LLC, the Fund's investment adviser. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the administration agreement between the Portfolio and Mentor and the investment advisory agreement between the Portfolio and Mentor Perpetual Advisors, LLC. It is expected that the Trustees of the Trust will meet to consider a new administration agreement between the Portfolio and Mentor and a new investment advisory agreement between the Portfolio and Mentor Perpetual Advisors, LLC, each to become effective upon consummation of the acquisition. Implementation of the new investment advisory agreement, which would be substantially identical to the current investment advisory agreement, would be subject to approval of shareholders at a meeting expected to be held prior to the consummation of the acquisition.

                             ----------------------

The third sentence of the second paragraph appearing on the cover page of the prospectuses for the Institutional Class and Class E shares of the Fund is replaced in its entirety with the following: "Investors can find more detailed information in the March 3, 1997, Statement of Additional Information, as amended from time to time."



                                                      September 15, 1997